Commercial Paper and Long-Term Debt (Maturities of long-term debt) (Details) (USD $) In Millions	Dec. 31, 2010
2011	$ 1,892
2012	372
2013	966
2014	611
2015	456
Thereafter	6,257
$1,095 million par, zero coupon senior unsecured notes due November 2022 [Member]
Senior notes	$ 588	[1]

[1]	These notes have been included in current maturities of long-term debt in the Consolidated Balance Sheets as of December 31, 2010 and 2009 due to a current note holder option to "put" the note to the Company which began on November 15, 2010, and recurs each November 15 thereafter until 2022 (except 2014), at accreted value.